Exhibit 99.1

NASDAQ - GS: SFNC Investor Presentation

Forward - Looking Statements and Non - GAAP Financial Measures 2 Certain statements contained in this presentation may not be based on historical facts and are "forward - looking statements" within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward - looking statements may be identified by reference to a future period(s) or by the use of forward - looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms . These forward - looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non - interest revenue, market conditions related to the Company's common stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition . Readers are cautioned not to place undue reliance on the forward - looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward - looking statements, due to a variety of factors . These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its common stock on favorable terms, the ability of the Company to successfully implement its acquisition strategy, changes in interest rates and capital markets, inflation, customer acceptance of the Company's products and services, and other risk factors . Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission . Any forward - looking statement speaks only as of the date of this Report, and we undertake no obligation to update these forward - looking statements to reflect events or circumstances that occur after the date of this Report . Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results . Non - GAAP Financial Measures This document contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP) . The Company's management uses these non - GAAP financial measures in their analysis of the company's performance . These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax - exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions . Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non - GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the company's core businesses . These non - GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies .

(1) As of December 31, 2017. Company Profile 3 SOUTHEAST DIVISION SOUTHWEST DIVISION NORTH TEXAS DIVISION Arkansas SW Missouri (Springfield) Tennessee South Texas St. Louis Kansas City Colorado Kansas Oklahoma Dallas / Fort Worth Metroplex Loans $2.9 billion Deposits $1.9 billion Loans $4.9 billion Deposits $6.4 billion Loans $2.4 billion Deposits $2.2 billion BRANCHES BY STATE Tennessee Oklahoma Texas Arkansas Colorado Missouri Kansas 87 45 3 7 27 19 22 Total 210 TICKER: SFNC Founded Footprint (1) Total Assets (1) Market Cap (1) 1903 $2.6 billion $15.1 billion 7 States

(1) For fiscal year 2017. (2) Includes Southwest Bank trust assets. Non - Banking Business Units (1) 4 ▪ $185 million nationwide credit card portfolio ▪ Loan yield (including fees) over 13.6% ▪ History of excellent credit quality (1.63% net charge - off ratio in 2017) TRUST (2) ▪ $4.9 billion in trust assets ($3.1 billion AUM) ▪ Profit margin: ~35% ▪ Growing investment management business INVESTMENTS ▪ Retail Group: $1.4 billion AUM – $200 million in fee - based / advisory assets INSURANCE (EMPLOYEE BENEFITS & LIFE) ▪ Revenue: $3.0 million ▪ Profit margin: ~24% ▪ Mortgage Originations: $563.6 million ▪ 73.5% Purchase vs. 26.5% Refinance

Note: Per share information has been prospectively adjusted to reflect the effects of the Company’s two - for - one stock split, wh ich will be payable February 8, 2018. Note: Core excludes non - core income and expense items (e.g. merger related cost and branch rightsizing cost). Core NIM exclude s interest purchase accounting interest accretion. Core results are non - GAAP measurements. See Appendix for non - GAAP reconciliat ions. (1) Tax adjustment to revalue deferred tax assets and liabilities to account for future impact for lower corporate tax rates resu lti ng from the “Tax Cuts and Jobs Act,” signed into law December 22, 2017. (2) Efficiency ratio is non - interest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and non - interest revenues, excluding gains and losses from securities transactions a nd non - core items. See Appendix for non - GAAP reconciliations. Financial Highlights 5 2017 YTD Results 2016 2017 Change 2016 2017 Change $ in millions, except per share data Earnings Earnings $ % Diluted EPS Diluted EPS $ % GAAP Results 96.79$ 92.94$ (3.85)$ (4.0%) 1.56$ 1.33$ (0.23)$ (14.7%) Non-Core Items 4.62 14.64 10.02 216.9% 0.08 0.21 0.13 162.5% SAB 118 Adjustment⁽¹⁾ - 11.47 11.47 NA - 0.16 0.16 NA Non-GAAP Core Results 101.41$ 119.05$ 17.64$ 17.4% 1.64$ 1.70$ 0.06$ 3.7% ROA 1.25% 0.92% Core ROA 1.31% 1.18% ROTCE 13.92% 11.26% Core ROTCE 14.56% 14.28% Efficiency Ratio⁽²⁾ 56.32% 55.27% NIM 4.19% 4.07% Core NIM 3.83% 3.76% Q4-2017 QTD Results Q4-16 Q4-17 Change Q4-16 Q4-17 Change $ in millions, except per share data Earnings Earnings $ % Diluted EPS Diluted EPS $ % GAAP Results 26.97$ 18.90$ (8.07)$ (29.9%) 0.43$ 0.22$ (0.21)$ (49.4%) Non-Core Items 1.78 11.64 9.86 554.2% 0.03 0.13 0.10 333.3% SAB 118 Adjustment⁽¹⁾ - 11.47 11.47 NA - 0.13 0.13 NA Non-GAAP Core Results 28.75$ 42.02$ 13.27$ 46.1% 0.46$ 0.48$ 0.02$ 4.4% ROA 1.29% 0.54% Core ROA 1.38% 1.20% ROTCE 14.71% 7.53% Core ROTCE 15.65% 15.97% Efficiency Ratio⁽²⁾ 55.47% 51.36% NIM 4.12% 4.21% Core NIM 3.76% 3.70%

(1) Per share information has been prospectively adjusted to reflect the effects of the Company’s two - for - one stock split, which wil l be payable February 8, 2018. Financial Highlights – Q4 2017 6 NON - RECURRING ITEMS SELECTED HIGHLIGHTS (1) ▪ Merger - related & branch right - sizing costs: $14.2 million pre - tax ▪ Simmons First Foundation donation: $5.0 million pre - tax ▪ One - time tax adjustment: $11.5 million ▪ Loan balances increased $4.5 billion from Q3 2017 ▪ Deposits increased $3.8 billion from Q3 2017 ▪ Total assets were $15.1 billion ▪ ROAA of 0.54% and Core ROAA of 1.20% ▪ ROAE of 3.88% and Core ROATCE of 15.97% ▪ NIM of 4.21% and Core NIM of 3.70% ▪ Diluted EPS of $0.22 and Core Diluted EPS of $0.48 ▪ Equity to asset ratio of 13.9% and tangible equity to tangible asset ratio of 8.1% ▪ Book value per share was $22.65 and tangible book value per share was $12.34 2 - FOR - 1 STOCK SPLIT ▪ Board approved a two - for - one stock split in the form of a 100% stock dividend ▪ Record date of January 30, 2018 and payable date of February 8, 2018 ▪ All per share information has been restated for the stock split

Tax Cuts and Jobs Act Initiatives 7 ASSOCIATES ▪ Increase in the profit - sharing component of our 401(k) plan ▪ Increased consideration for our high - performing associates ▪ Other initiatives ▪ Contribution of $5 million to Simmons First Foundation to support CRA qualified community development grants throughout our footprint COMMUNITY ▪ Investment in technology of up to $100 million to improve delivery of products and services to customers ▪ Estimated incremental cost increase for 2018 is approximately $7 million CUSTOMERS ▪ Effective tax rate of 23% to 24% compared to 33% to 34% ▪ Retention of additional capital to grow our business ▪ Increased quarterly shareholder dividend payment by 20% SHAREHOLDERS

23.70% 26.70% 25.40% 33.30% 28.10% 23.79% 22.77% 26.50% 33.20% 27.50% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 2013 2014 2015 2016 2017 GAAP Core 71.3% 67.2% 59.0% 56.3% 55.3% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2013 2014 2015 2016 2017 $4.4 $4.6 $7.6 $8.4 $15.1 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 2013 2014 2015 2016 2017 (1) Efficiency ratio is non - interest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and non - interest revenues, excluding gains and losses from securities transactions and non - core items. See Appendix for non - GAAP re conciliations. Note: Core excludes non - core income and expense items (e.g. merger related cost and branch rightsizing cost). Core results are non - G AAP measurements. See Appendix for non - GAAP reconciliations. Performance Trends 8 TOTAL ASSETS ($ IN BILLIONS) EFFICIENCY RATIO (1) NON - INTEREST INCOME / REVENUE TOTAL LOANS & DEPOSITS ($ IN BILLIONS) $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2013 2014 2015 2016 2017 Loans Deposits Loans 10.8$ Deposits 11.1$

13.0% 13.4% 16.0% 14.5% 10.1% 3.0% 6.0% 9.0% 12.0% 15.0% 18.0% 2013 2014 2015 2016 2017 12.3% 12.8% 14.2% 13.5% 10.1% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2013 2014 2015 2016 2017 14.1% 14.5% 16.7% 15.1% 11.6% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% 2013 2014 2015 2016 2017 9.2% 8.8% 11.2% 11.0% 9.2% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 2013 2014 2015 2016 2017 Performance Trends 9 TIER 1 LEVERAGE RATIO TOTAL RISK - BASED CAPITAL RATIO TIER 1 RISK - BASED CAPITAL RATIO CET1 CAPITAL RATIO Well Cap. 5.0% Well Cap. 6.5% Well Cap. 8.0% Well Cap. 10.0%

$23.2 $35.7 $74.1 $96.8 $92.9 $27.6 $38.7 $89.6 $101.4 $119.0 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2013 2014 2015 2016 2017 GAAP Core 0.64% 0.80% 1.03% 1.25% 0.92% 0.77% 0.86% 1.25% 1.31% 1.18% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2013 2014 2015 2016 2017 GAAP Core (1) Per share information has been prospectively adjusted to reflect the effects of the Company’s two - for - one stock split, which wi ll be payable February 8, 2018. Note: Core excludes non - core income and expense items (e.g. merger related cost and branch rightsizing cost). Core results are non - G AAP measurements. See Appendix for non - GAAP reconciliations. Performance Trends 10 ROA DILUTED EPS (1) NET INCOME ($ IN MILLIONS) ROTCE 6.36% 10.99% 12.53% 13.92% 11.26% 7.54% 11.89% 15.05% 14.56% 14.28% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2013 2014 2015 2016 2017 GAAP Core $0.71 $1.05 $1.31 $1.56 $1.33 $0.84 $1.14 $1.59 $1.64 $1.70 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2013 2014 2015 2016 2017 GAAP Core

(1) As of December 31, 2017. (2) Includes credit card, indirect, and equipment finance (nationwide). Loan Portfolio (1) 11 TOTAL LOAN PORTFOLIO $10.8 billion Agriculture 1.4% Credit Card 1.7% Consumer 3.1% Construction 12.0% Commercial 16.8% Single Family Residential 17.9% Commercial Real Estate 45.3% Other 1.7% Total % of $ in billions Loans Total Southeast Division 4.9$ 45.9% Southwest Division 2.4 22.1% North Texas Division 2.4 22.1% Other⁽²⁾ 1.1 9.9% % of Re-Pricing Total Variable, Adj. or Fixed < 1 Yr. Maturity 53% Fixed Rate 47% % of CRE-Loans Total Owner Occupied 27% Non-Owner Occupied 73% % of CRE Concentration Capital C&D 91% CRE 321% % of CRE Concentration (Including Loan Discount) Capital C&D 86% CRE 302%

Loan Growth 12 Linked Quarter Growth On a linked - quarter basis (December 31, 2017 compared to September 30, 2017), total loans increased $4.5 billion, or 71.0%. The increase was due to: ▪ $4.2 billion increase in loans acquired on October 19 th ▪ $193 million net increase in loans at Southwest Bank since holding company merger ▪ $54 million net increase in loans at Bank SNB since holding company merger ▪ $118 million net increase in loans at Simmons Bank ▪ $26 million decrease in liquidating portfolio (indirect lending and consumer finance) ▪ $65 million decrease from seasonal agricultural loan payoffs Quarter-over-Quarter Growth Linked Quarter GrowthQ4 Q4 Change Change Q3 Q4 Change Change $ in millions 2016 2017 $ % 2017 2017 $ % Legacy Loans, including acquired migrated 4,327$ 5,706$ 1,379$ 31.87% 5,211$ 5,706$ 495$ 9.50% Acquired Loans, net of discounts 1,306 5,074 3,768 288.51% 1,092 5,074 3,982 364.65% Total Loans, net of discounts 5,633$ 10,780$ 5,147$ 91.37% 6,303$ 10,780$ 4,477$ 71.03%

(1) Source: SNL Financial, all US Banks as of December 31, 2017. (2) Excluding credit card net charge - offs. Credit Quality: Legacy Loan Portfolio (Excluding Acquired Loans) 13 "Great Recession" 2017Non-Performing Loans 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q1 Q2 Q3 Q4 SFNC 0.81% 1.35% 1.98% 1.74% 1.42% 1.07% 0.74% 0.68% 1.16% 1.38% 1.32% 1.23% 0.93% All US Banks⁽¹⁾ 2.38% 4.77% 4.68% 4.13% 3.56% 2.89% 2.28% 1.82% 1.64% 1.58% 1.49% 1.43% 0.97% 2017 Non-Performing Assets 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q1 Q2 Q3 Q4 SFNC 0.64% 1.12% 1.71% 1.52% 1.61% 1.91% 1.30% 0.89% 0.93% 1.05% 1.02% 1.01% 0.57% All US Banks⁽¹⁾ 1.34% 2.38% 2.37% 2.04% 1.73% 1.40% 1.10% 0.92% 0.83% 0.79% 0.75% 0.72% 0.71% 2017 Net Charge-Offs 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q1 Q2 Q3 Q4 SFNC 0.43% 0.59% 0.71% 0.49% 0.40% 0.27% 0.30% 0.24% 0.40% 0.18% 0.21% 0.25% 0.35% SFNC⁽²⁾ 0.30% 0.38% 0.52% 0.30% 0.26% 0.15% 0.20% 0.16% 0.35% 0.11% 0.15% 0.20% 0.31% All US Banks⁽¹⁾ 1.70% 2.91% 2.95% 1.81% 1.26% 0.77% 0.54% 0.47% 0.48% 0.51% 0.48% 0.47% 0.47%

1991 Recession 4.55% 2001 Recession 6.41% 2008 "Great Recession" 9.42% 1.42% 2.10% * 2.61% * 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% Net Charge - off % History of Strong Asset Quality (Net Charge - offs) * Federal bankruptcy reform impacted charge - offs in 2005 Source: Federal Reserve Board Note: Industry data as of September 30, 2017. Data as of December 31, 2017 not yet published by the Federal Reserve Board Credit Quality: Credit Card Portfolio 14 Industry 3.53% SFNC 1.63%

Credit Quality: Loan & Credit Coverage 15 Upon acquisition of a portfolio, all loans are considered acquired and have a credit mark (loan discount) in place to cover potential exposure . When an acquired, non - impaired loan is renewed or otherwise is re - underwritten for a formal modification or change in terms, the loan is then considered as a legacy credit (migrated loan) and is expected to conform to current policy guidelines . Acquired, impaired loans remain in the acquired pools for the life of the loan regardless of renewal or modification status . Migrated loans that convert to the legacy portfolio are considered to be of acceptable risk to the bank and are subject to ALLL methodology . As with newly originated loans, acceptable credit risk loans require a lower ALLL allocation than those with a higher level of risk . Therefore, our ALLL to total loans ratio has declined, as the quality of loans subject to our ALLL methodology has improved . When acquired loan credit mark is included, our total coverage ratio remains over 1 . 20% . Acquired Loan Migration Actual $ in millions Dec 31, '17 Coverage Legacy Loan Portfolio 5,706$ Allowance for Loan Loss (41.7) 0.73% Loans acquired 5,074$ Loan discount / acquired ALLL (89.7) 1.74% Total Loans, before discounts 10,780$ Total allowance for loan loss and loan discount (131.4) 1.21%

($ in Millions) Projected Purchase Accounting Accretion & Loan Discount 16 HISTORICAL LOAN DISCOUNT BALANCE & ACCRETION INCOME 2018 ESTIMATED SCHEDULED ACCRETION $112.0 $114.1 $77.2 $55.7 $35.5 $89.3 $17.3 $39.6 $37.5 $46.1 $24.3 $27.8 $- $10.0 $20.0 $30.0 $40.0 $50.0 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2012 2013 2014 2015 2016 2017 Loan Discount Balance Accretion Income $8.5 $6.4 $5.4 $4.7 Q1 Q2 Q4 Q3 FY18 $25.0

(1) Deal ratios as of closed date. Source: SNL Financial. (2) Metropolitan was acquired from Section 363 Bankruptcy. (3) Estimated system conversion dates. Acquisitions Since 2013 17 $ in millions System Total Trust Purchase Price / Estimated Bank Announced Closed Conversion Assets AUM Price⁽¹⁾ Earnings⁽¹⁾ Book Value⁽¹⁾ TBV⁽¹⁾ Cost Savings Metropolitan National Bank⁽²⁾ Sep-13 Nov-13 Mar-14 920$ 370$ 54$ 12.5 x 88% 89% 40% Delta Trust & Bank Mar-14 Aug-14 Oct-14 420 815 67 14.9 x 153% 157% 35% First State Bank May-14 Feb-15 Sep-15 1,915 - 272 12.2 x 167% 170% 20% Liberty Bank May-14 Feb-15 Apr-15 1,065 - 213 12.1 x 191% 198% 25% Trust Company of the Ozarks Apr-15 Oct-15 Jan-16 15 1,000 24 NA NA NA 15% Citizens National Bank May-16 Sep-16 Oct-16 585 200 82 18.0 x 130% 130% 25% Hardeman County Investments Nov-16 May-17 Sep-17 462 - 71 17.4 x 138% 179% 30% Southwest Bancorp, Inc (OKSB)⁽³⁾ Dec-16 Oct-17 May-18 2,468 - 532 24.7 x 180% 190% 35% First Texas BHC, Inc.⁽³⁾ Jan-17 Oct-17 Feb-18 2,019 430 461 23.2 x 192% 228% 32% 2013 – 2014 Consolidated eight charters to one National to State Charter Conversion (Fed Member Bank) 2015 2016 2017

Complementary Lines of Business & Future Expansion 18 MORTGAGE BANKING WEALTH MANAGEMENT & TRUST TREASURY SERVICES SBA LENDING TEAM INSURANCE CREDIT CARDS EQUIPMENT FINANCE MORTGAGE WAREHOUSE HEALTHCARE ENERGY LENDING

(1) Per share information has been prospectively adjusted to reflect the effects of the Company’s two - for - one stock split, which wi ll be payable February 8, 2018. $10 Billion Threshold & Dodd - Frank Impact 19 DFAST (Dodd - Frank Stress Test Act) As part of the Dodd - Frank financial reform legislation in 2010 , financial institutions with total consolidated assets of more than $ 10 billion are required to conduct an annual stress test . SFNC is well underway in the preparation for the DFAST requirements . A gap analysis has been prepared, the Audit and Compliance Groups have been strengthened, and the Company is preparing to invest in IT system requirements . SFNC's expected reporting timeline is : Audit & Compliance Regulatory Cost To strengthen the Audit and Regulatory Compliance groups, as well as to prepare for the increased regulatory requirements ass oci ated with exceeding $10 billion in assets, the Company has incurred the following costs: Durbin Amendment The Durbin amendment, passed as part of the Dodd - Frank, required the Federal Reserve to limit fees charged to retailers for debit card processing . For financial institutions with total assets of $ 10 billion or more as of December 31 st of a given year, the debit card fees are reduced beginning on July 1 st of the following year . Due to the acquisitions of Southwest Bancorp, Inc . and First Texas BHC, Inc . , SFNC exceed the $ 10 billion threshold as of December 31 , 2017 . The effective date for the impact of the Durbin Amendment is July 1 , 2018 . SFNC's estimated reduction in debit card fees per year is : • "As of" date for first stress test - December 31, 2018 • First stress test reporting date - July 31, 2019 • First public disclosure - October 15 - 31, 2019 • 2017 - $0 • 2018 - $4.7 million after - tax, or $0.05 per share (1) • 2019 - $9.4 million after - tax, or $0.10 per share (1) • 2015 - $4.1 million • 2016 - $7.0 million • 2017 - $10.4 million

$0.14 $0.16 $0.18 $0.20 $0.22 $0.24 $0.27 $0.29 $0.31 $0.34 $0.37 $0.38 $0.38 $0.38 $0.38 $0.40 $0.42 $0.44 $0.46 $0.48 $0.50 $0.60 $- $0.15 $0.30 $0.45 $0.60 $0.75 Note: Per share information has been prospectively adjusted to reflect the effects of the Company’s two - for - one stock split, wh ich will be payable February 8, 2018. Note: See Appendix for non - GAAP reconciliations. (1) Based on December 31, 2017 closing stock price of $28.55 (2) FY2017 EPS of $1.33. (3) FY2017 Core EPS of $1.70, excludes non - core income and expense items and is a non - GAAP measurement. 108 Years of Consistent Dividend History 20 2017 Current Dividend Yield⁽¹⁾ 1.8% 2017 Dividend Payout Ratio GAAP Earnings⁽²⁾ 37.6% Core Earnings⁽³⁾ 29.4% PROJECTED

(20.0%) (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% Dividend + Stock Appreciation (12/31/16 – 12/31/17) Note: Stock Price $28.55 as of December 31, 2017. Per share information has been prospectively adjusted to reflect the effects of t he Company’s two - for - one stock split, which will be payable February 8, 2018. Source: SNL Financial 1 Year Total Shareholder Return 21 SFNC (7.2%) SNL Mid Cap Bank 14.4%

Dividend + Stock Appreciation (12/31/14 – 12/31/17) Note: Stock Price $28.55 as of December 31, 2017. Per share information has been prospectively adjusted to reflect the effects of t he Company’s two - for - one stock split, which will be payable February 8, 2018. Source: SNL Financial 3 Year Total Shareholder Return 22 (15.0%) (5.0%) 5.0% 15.0% 25.0% 35.0% 45.0% 55.0% 65.0% 75.0% 85.0%

(75.0%) (50.0%) (25.0%) 0.0% 25.0% 50.0% 75.0% 100.0% 125.0% 150.0% 175.0% 200.0% 225.0% Dividend + Stock Appreciation (12/31/07 – 12/31/17) Note: Stock Price $28.55 as of December 31, 2017. Per share information has been prospectively adjusted to reflect the effects of t he Company’s two - for - one stock split, which will be payable February 8, 2018. Source: SNL Financial Long - term Shareholder Return 23

Note: Per share information has been prospectively adjusted to reflect the effects of the Company’s two - for - one stock split, wh ich will be payable February 8, 2018. (1) LTM Core EPS excludes non - core income and expense items and is a non - GAAP measurement. See Appendix for non - GAAP reconciliations . (2) Based upon the Company's five analyst consensus EPS of $2.32 for 2018 and $2.53 for 2019, as of January 30, 2018. EPS estimat es adjusted for stock split. Source: SNL Financial Investment Profile 24 Market Data as of 12/31/17 SFNC Stock Price 28.55$ 52-Week High 31.65$ 52-Week Low 24.88$ Common Shares Outstanding (millions) 92.0 Market Capitalization (billions) 2.6$ % Institutional Ownership 45% Analyst EPS Estimates Valuation & Per Share Data Price / LTM EPS (as of 12/31/17) 21.5 x Price / LTM Core EPS (as of 12/31/17)⁽¹⁾ 16.8 x Price / 2018 Consensus EPS⁽²⁾ 12.3 x Price / 2019 Consensus EPS⁽²⁾ 11.3 x Price / Book Value 1.3 x Price / Tangible Book Value 2.2 x

Strategic Focus 25 ▪ "Table Stakes" – Asset Quality – Regulatory Compliance ▪ Internal revenue opportunities ▪ Efficiency initiatives ▪ Branding in new markets and product enhancement ▪ Acquisitions – Traditional banking – enhance current footprint and consider expanding into adjoining states (inside - out strategy) – Non - banking – trust, investments, insurance and credit card

Why Simmons First? 26 ▪ Multiple paths to potential above - average earnings growth – M&A accretion, cost savings and revenue enhancements – Continued efficiency initiatives – Organic legacy loan growth ▪ Experienced and deep management ▪ Exceptional balance sheet ▪ Consistent historical earnings performance ▪ Attractive dividend yield and total shareholder return Committed to delivering a sophisticated and diverse range of products with the service level of a community bank

Appendix 27

Non - GAAP Reconciliations 28 Reconciliation Of Non-GAAP Financial Measures Q4 Q4 $ in thounsands 2015 2016 2017 2016 2017 Calculation of Core Return on Average Assets Net income available to common stockholders 74,107$ 96,790$ 92,940$ 26,971$ 18,903$ Net non-core items, net of taxes, adjustment 15,515 4,619 26,109 1,780 23,115 Core earnings 89,622$ 101,409$ 119,049$ 28,751$ 42,018$ Average total assets 7,164,788$ 7,760,233$ 10,074,951$ 8,308,458$ 13,897,778$ Return on average assets 1.03% 1.25% 0.92% 1.29% 0.54% Core return on average assets 1.25% 1.31% 1.18% 1.38% 1.20% Calculation of Return on Tangible Common Equity Net income available to common stockholders 74,107$ 96,790$ 92,940$ 26,971$ 18,903$ Amortization of intangibles, net of taxes 2,972 3,611 4,659 932 1,725 Total income available to common stockholders 77,079$ 100,401$ 97,599$ 27,903$ 20,628$ Net non-core items, net of taxes 15,515 4,619 26,109 1,780 23,115 Core earnings 89,622 101,409 119,049 28,751 42,018 Amortization of intangibles, net of taxes 2,972 3,611 4,659 932 1,725 Total core income available to common stockholders 92,594$ 105,020$ 123,708$ 29,683$ 43,743$ Average common stockholders' equity 938,521$ 1,105,775$ 1,390,815$ 1,156,933$ 1,931,804$ Average intangible assets: Goodwill (281,133) (332,974) (455,453) (348,597) (731,661) Other intangibles (42,104) (51,710) (68,896) (53,646) (113,770) Total average intangibles (323,237) (384,684) (524,349) (402,243) (845,431) Average tangible common stockholders' equity 615,284$ 721,091$ 866,466$ 754,690$ 1,086,373$ Return on average common equity 7.90% 8.75% 6.68% 9.27% 3.88% Return on tangible common equity (non-GAAP) 12.53% 13.92% 11.26% 14.71% 7.53% Core return on average common equity (non-GAAP) 9.55% 9.17% 8.56% 9.89% 8.63% Core return on tangible common equity (non-GAAP) 15.05% 14.56% 14.28% 15.65% 15.97%

(1) Effective tax rate of 39.225% (adjusted for deferred tax items on P&C insurance sale). (2) Tax adjustment to revalue deferred tax assets and liabilities to account for the future impact of lower corporate tax of 26.1 35% . Non - GAAP Reconciliations 29 Reconciliation of Non-GAAP Financial Measures Q4 Q4 $ in thousands 2013 2014 2015 2016 2017 2016 2017 Calculation of Core Earnings Net Income 23,231$ 35,688$ 74,107$ 96,790$ 92,940$ 26,971$ 18,903$ Non-core items Early termination agreements (temp) - - 2,209 - - - - Gain on sale of Merchant services - (1,000) - - - - - Gain on sale of banking operations - - (2,110) - - - - Gain from early retirement of TRUPS - - - (594) - - - Gain on sale of P&C insurance business - - - - (3,708) - - Loss on FDIC LS termination/Gain on FDIC-assisted transactions - - 7,476 - - - - Donation to Simmons Foundation - - - - 5,000 - 5,000 Merger related costs 6,376 7,470 13,760 4,835 21,923 2,846 14,044 Change-in-control payments - 885 - - - - - (Gain) loss on sale of securities 193 - - - - - - Branch right sizing 641 (3,059) 3,144 3,359 169 83 116 Charter consolidation costs - 652 - - - - - Tax Effect⁽¹⁾ (2,829) (1,929) (8,964) (2,981) (8,746) (1,149) (7,516) Net non-core items (before SAB 118 adjustment) 4,381 3,019 15,515 4,619 14,638 1,780 11,644 SAB 118 adjustment⁽²⁾ - - - - 11,471 - 11,471 Core earnings (non-GAAP) 27,612$ 38,707$ 89,622$ 101,409$ 119,049$ 28,751$ 42,018$

Note: Per share information has been prospectively adjusted to reflect the effects of the Company’s two - for - one stock split, wh ich will be payable February 8, 2018. (1) Effective tax rate of 39.225% (adjusted for deferred tax items on P&C insurance sale). (2) Tax adjustment to revalue deferred tax assets and liabilities to account for the future impact of lower corporate tax of 26.1 35% . Non - GAAP Reconciliations 30 Reconciliation of Non-GAAP Financial Measures Q4 Q4 $ per Share 2013 2014 2015 2016 2017 2016 2017 Calculation of Diluted Earnings per Share (EPS) Diluted earnings per share 0.71$ 1.05$ 1.31$ 1.56$ 1.33$ 0.43$ 0.22$ Non-core items Early termination agreements (temp) - - 0.04 - - - - Gain on sale of Merchant services - (0.03) - - - - - Gain on sale of banking operations - - (0.04) - - - - Gain from early retirement of TRUPS - - - (0.01) - - - Gain on sale of P&C insurance business - - - - (0.04) - - Loss on FDIC LS termination/Gain on FDIC-assisted transactions - - 0.14 - - - - Donation to Simmons Foundation - - - - 0.07 - 0.06 Merger related costs 0.19 0.22 0.25 0.08 0.31 0.05 0.16 Change-in-control payments - 0.03 - - - - - (Gain) loss on sale of securities 0.01 - - - - - - Branch right sizing 0.02 (0.08) 0.06 0.06 - - - Charter consolidation costs - 0.02 - - - - - Tax effect⁽¹⁾ (0.09) (0.07) (0.17) (0.05) (0.13) (0.02) (0.09) Net non-core items (before SAB 118 adjustment) 0.13 0.09 0.28 0.08 0.21 0.03 0.13 SAB 118 adjustment⁽²⁾ - - - - 0.16 - 0.13 Diluted core earnings per share (non-GAAP) 0.84$ 1.14$ 1.59$ 1.64$ 1.70$ 0.46$ 0.48$ Stock Price as of 12/31/2017 28.55$ Price / 2017 EPS 21.5 x Price / 2017 Core EPS 16.8 x

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of ne t i nterest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non - core items. Non - GAAP Reconciliations 31 Reconciliation Of Non-GAAP Financial Measures Q4 Q4 $ in thounsands 2015 2016 2017 2016 2017 Calculation of Efficiency Ratio Non-interest expense 256,970$ 255,085$ 312,379$ 66,725$ 108,490$ Non-core non-interest expense adjustment (18,747) (8,435) (27,357) (2,995) (19,160) Other real estate and foreclosure expense adjustment (4,861) (4,389) (3,042) (669) (865) Amortization of intangibles adjustment (4,889) (5,942) (7,666) (1,533) (2,839) Efficiency ratio numerator 228,473$ 236,319$ 274,314$ 61,528$ 85,626$ Net-interest income 278,595$ 279,206$ 354,930$ 74,328$ 126,919$ Non-interest income 94,661 139,382 138,765 36,115 36,629 Non-core non-interest income adjustment 5,731 (835) (3,972) (66) - Fully tax-equivalent adjustment 8,517 7,722 7,723 1,994 1,925 (Gain) loss on sale of securities (307) (5,848) (1,059) (1,445) 1,243 Efficiency ratio denominator 387,197$ 419,627$ 496,387$ 110,926$ 166,716$ Efficiency ratio⁽¹⁾ 59.01% 56.32% 55.27% 55.47% 51.36%

Note: Per share information has been prospectively adjusted to reflect the effects of the Company’s two - for - one stock split, wh ich will be payable February 8, 2018. Non - GAAP Reconciliations 32 Reconciliation Of Non-GAAP Financial Measures Q4 Q4 $ in thounsands 2015 2016 2017 2016 2017 Calculation of Core Net Interest Margin Net interest income 278,595$ 279,206$ 354,930$ 74,328$ 126,919$ Fully tax-equivalent adjustment 8,517 7,722 7,723 1,994 1,925 Fully tax-equivalent net interest income 287,112 286,928 362,653 76,322 128,844 Total accretable yield (46,131) (24,257) (27,793) (6,552) (15,684) Core net interest income 240,981$ 262,671$ 334,860$ 69,770$ 113,160$ Average earning assets 6,305,966$ 6,855,322$ 8,908,418$ 7,373,236$ 12,145,003$ Net interest margin 4.55% 4.19% 4.07% 4.12% 4.21% Core net interest margin (non-GAAP) 3.82% 3.83% 3.76% 3.76% 3.70% December 31, Calculation of Tangible Book Value per Share 2017 Total common stockholders' equity 2,084,564$ Total intangibles (948,722) Tangible common stockholders' equity 1,135,842$ Shares of common stock outstanding 92,029,118 Book value per common share 22.65$ Tangible book value per common share (non-GAAP) 12.34$ Stock Price as of 12/31/2017 28.55$ Price / Book Value per Share 1.3 x Price / Tangible Book Value per Share 2.3 x

33